EXHIBIT 10.05

Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Item 601(a)(6) of Regulation S-K.

This exhibit is an English translation of a foreign language document. The Company hereby agrees to furnish to the SEC, upon request, a copy of the foreign language document.

Supplementary Agreement
to Employment Agreement No. 19-68 dated April 15, 2019.

City of Almaty May 16, 2022

Parties:
EMPLOYER: Freedom Finance Joint Stock Company (certificate of state re-registration of legal entity dated September 9, 2013), located at the address: 77/7, Al-Farabi Ave., n.p. 3a, Almaty, represented by the Director of HR Department Kashkimbayeva Z.H., acting on the basis of Power of Attorney No. 12/14 dated December 14, 2021,
and
EMPLOYEE: Aidos Bolatovich Zhumagulov, ID No. [***] issued by [***] on [***], IIN [***], residing at [***], hereinafter jointly referred to as the Parties, have entered into this supplementary agreement (hereinafter referred to as the “Agreement”) to the employment agreement (hereinafter referred to as the “Contract”) dated April 15, 2019 No. 19-68 as follows:

1.Clause 1.1. of the Contract shall be amended as follows:
“1.1 In accordance with the terms of the Agreement, the Employer employs the Employee and assigns the Employee to perform duties as an Advisor to the Development and International Cooperation department."
2. The other terms and conditions of the Contract shall remain unchanged.
3. This Agreement shall enter into force upon the signing by the Parties.
4. This Agreement is drawn up in two copies, one for each of the Parties.

5. DETAILS AND SIGNATURES OF THE PARTIES

Employer:

Freedom Finance Joint Stock Company

050040, Republic of Kazakhstan
г. Almaty, Bostandyk district,
Al-Farabi Ave. Al-Farabi, 77/7, n.p. 3a
RNN 600500559925
BIN 061140003010
IIC KZ31551A125000181KZT
in Freedom Finance Bank Kazakhstan JSC.
BIK KSNVKZKA

Director
HR Department

/s/ Kashkimbayeva Z. H.
Kashkimbayeva Z. H.
(seal)
Employee: Zhumagulov Aidos Bolatovich Identity card No. [***] issued on [***] by [***] IIN [***] [***] /s/ Zhumagulov A.B. Zhumagulov A.B.